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                                                                    EXHIBIT 10.2

                      SECOND AMENDMENT TO LICENSE AGREEMENT

       This Second Amendment to License Agreement ("Second Amendment") is effective as of this 30th day of August, 2002 (the "Effective Date"), by and among Triangle Pharmaceuticals, Inc., a for-profit Delaware corporation with principal offices located at 4 University Place, 4611 University Drive, Durham, North Carolina 27707 ("COMPANY") and Emory University, a not-for-profit Georgia corporation with offices at 1380 South Oxford Road, N.E., Atlanta, Georgia 30322 and the University of Georgia Research Foundation, Inc., a not-for-profit Georgia corporation with offices at 631 Boyd Graduate Studies Building, Athens, Georgia 30602-7411 ("UGARF") (EMORY and UGARF being collectively referred to as the "LICENSORS"), and amends certain terms of that certain License Agreement, dated as of March 31, 1996, between LICENSORS and COMPANY, as amended by the First Amendment to License Agreement, dated July 10, 2000 ("First Amendment") (such License Agreement as amended by the First Amendment is referred to herein as the "Agreement").

                                    RECITALS:

       A. LICENSORS and COMPANY have previously entered into the Agreement, pursuant to which LICENSORS have licensed certain patent rights and know-how owned or controlled by LICENSORS to COMPANY relating to certain a-D-dioxolanyl purines for use in treating or preventing HIV and HBV infections;

       B. LICENSORS and COMPANY are, effective on the same date as the Effective Date of this Second Amendment, entering a license agreement with Shire Biochem Inc. ("SHIRE BIOCHEM") and Shire Pharmaceuticals Group plc ("SHIRE PHARMACEUTICALS") ("SHIRE BIOCHEM and SHIRE PHARMACEUTICALS" being collectively referred to herein as "SHIRE") (the "SHIRE DAPD License"), pursuant to which SHIRE has licensed to LICENSORS, with the right to sublicense to COMPANY, certain patents and patent applications owned by SHIRE;

       C. LICENSORS and COMPANY are, effective on the same date as the Effective Date of this Second Amendment, entering a license agreement with SHIRE (the "SHIRE BCH-13520 License") pursuant to which LICENSORS and COMPANY have licensed to SHIRE certain patents and patent applications owned by LICENSORS and COMPANY;

       D. LICENSORS and COMPANY desire to amend the Agreement to provide terms and conditions for the sublicensing by LICENSORS to COMPANY of the patents and patent applications licensed to LICENSORS by SHIRE pursuant to the SHIRE DAPD License and to provide terms and conditions to permit the licenses and rights granted to SHIRE pursuant to the SHIRE BCH-13520 License; and

       E. This Second Amendment is referred to in the SHIRE DAPD License and in the SHIRE BCH-13520 License as the "2002 Amendment."

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       NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are acknowledged by all parties, COMPANY and LICENSORS hereby agree as follows:

       1.     Definitions.

              1.1 USE OF EXISTING DEFINITIONS. All terms used in this Second Amendment and not otherwise defined herein shall have the same meanings ascribed to them in the Agreement.

              1.2 AMENDMENT OF DEFINITIONS. The Agreement is hereby amended to provide that:

                     1.2.1 The term "SHIRE" shall mean collectively Shire Biochem Inc. and Shire Pharmaceuticals Group plc;

                     1.2.2 The term "SHIRE DAPD License" shall mean the license agreement effective on the same date as the Effective Date of this Second Amendment between and among Shire Biochem Inc., Shire Pharmaceuticals Group plc, Emory University, University of Georgia Research Foundation, Inc. and Triangle Pharmaceuticals, Inc. pursuant to which SHIRE has licensed to LICENSORS, with the right to sublicense to COMPANY, certain patents and patent applications owned by SHIRE;

                     1.2.3 The term "SHIRE BCH-13520 License" shall mean the license agreement effective on the same date as the Effective Date of this Second Amendment between and among Shire Biochem Inc., Shire Pharmaceuticals Group plc, Emory University, University of Georgia Research Foundation, Inc. and Triangle Pharmaceuticals, Inc. pursuant to which LICENSORS and COMPANY have licensed to SHIRE certain patents and patent applications owned by LICENSORS and COMPANY;

                     1.2.4 The term "Licensed Compound" shall mean all of the compounds included within Licensed Compounds, as defined in Section 1.8 of the Agreement and, with respect to rights granted by LICENSORS to COMPANY under the SHIRE DAPD License, shall also include those compounds included within Licensed DAPD Compound.

                     1.2.5 The term "Licensed DAPD Compound" shall have the same meaning as the term "Licensed Compound" in the SHIRE DAPD License;

                     1.2.6 The term "Licensed BCH-13520 Compound" shall have the same meaning as the term "Licensed Compound" in the SHIRE BCH-13520 License;

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                     1.2.7  The term "Licensed BCH-13520 Products" shall have
                            the same meaning as the term "Licensed Products" in the SHIRE BCH-13520 License;

                     1.2.8 The terms "Affiliate," "Field of Use," "Net Selling Price," "Sale," "Sold," "Authorized Third Party," "SHIRE Patents" and "Patent Prosecution Activities" shall have the same meanings ascribed to them in the SHIRE DAPD License.

                     1.2.9 The term "Licensed Patents" shall mean all of the patents and patent applications included within "Licensed Patents," as defined in the Agreement before this Second Amendment, together with all of the patents and patent applications included within "SHIRE Patents," as defined in the SHIRE DAPD License.

       2. AMENDMENT OF OTHER PROVISIONS OF THE AGREEMENT. The provisions of the Agreement, other than definitions, are hereby amended as follows:

              2.1 AMENDMENT OF SECTION 2.1. Section 2.1 is amended by inserting the after the words "exclusive right and license" the following language: ", except for the rights granted by LICENSORS to SHIRE pursuant to Articles 2 and 6 of the SHIRE BCH-13520 License,"

              2.2    AMENDMENT OF SECTION 3.4.

                            2.2.1 The title, the first sentence of Section 3.4 and subsections 3.4(a) and 3.4(b) are deleted in their entireties and replaced with the following:

                                   "3.4 RUNNING ROYALTIES.

                                   (a)    HIV ROYALTY RATE. COMPANY shall pay
                                          LICENSORS a royalty of ***   of the
                                          Net Selling Price of all Licensed
                                          Products Sold in the Territory by
                                          COMPANY and its Affiliates, Authorized
                                          Third Parties and Sublicensees for HIV
                                          indications.

                                   (b)    HBV ROYALTY RATE. COMPANY shall pay
                                          LICENSORS a royalty of    ***   of the
                                          Net Selling Price of all Licensed
                                          Products Sold in the Territory by
                                          COMPANY and its

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                                          Affiliates, Authorized Third Parties
                                          and Sublicensees for HBV indications."

                            2.2.2 Section 3.4(c) is amended by changing the second sentence to read:

                                   "Thereafter, royalties shall be paid only so long as the manufacture, use, offer for sale, sale or importation of such Licensed Product in such country would, in the absence of a license, infringe a Valid Claim of an issued and unexpired patent within the Licensed Patents, other than a SHIRE Patent, as defined in the SHIRE DAPD License"

              2.3 NEW SECTION 3.13. The following new Section 3.13 is added to Article 3:

                            (a) "3.13 ROYALTIES RECEIVED FROM SHIRE. Royalties
                                paid by SHIRE to LICENSORS pursuant to Article 3 of the SHIRE BCH-13520 License shall be retained by LICENSORS.

              2.4 AMENDMENT OF SECTION 3.9 OF THE AGREEMENT. Section 3.9 of the Agreement is amended as follows:

                     2.4.1  Section 3.9 is amended by changing "    ***    " to
                            "    ***    ".

                     2.4.2 Section 3.9 is further amended by adding the following sentences to the end of the section:

                            "It is understood that royalties payable by COMPANY to SHIRE pursuant to Article 3 of the SHIRE DAPD License shall be considered "third party royalties," under this Section 3.9. With respect to Section 3.3 of the SHIRE DAPD License, LICENSORS and COMPANY agree that they shall consult with each other concerning whether either or both of them are required to pay royalties or other fees to a Third Party that are deductible from royalties payable to SHIRE; however, such determination shall be at COMPANY's discretion."

              2.5 AMENDMENT OF SECTION 4.2. Section 4.2 is deleted in its entirety and replaced with the following:

                     "4.2 RIGHT TO AUDIT. LICENSORS shall have the right, upon prior notice to COMPANY, not more than once in each COMPANY fiscal year nor more than once in respect of any fiscal year, through an independent

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                     certified public accountant selected by LICENSORS and
                     acceptable to COMPANY, which acceptance shall not be unreasonably refused, to have access during normal business hours to those records of COMPANY as may be reasonably necessary to verify the accuracy of the royalty reports required to be furnished by COMPANY pursuant to Section 4.1 of the Agreement. COMPANY also shall keep and maintain records of COMPANY as may be reasonably necessary to verify the accuracy of the royalty reports made to SHIRE pursuant to Section 4.1 of the SHIRE DAPD License and to grant access to such records to SHIRE's independent certified public accountant. COMPANY shall include in any sublicenses granted pursuant to this Agreement a provision requiring the sublicensee to keep and maintain records of Sales made pursuant to such sublicense and to grant access to such records by LICENSORS' independent certified public accountant and, in the case of reports made to SHIRE pursuant to Section 4.1 of the SHIRE DAPD License, by SHIRE's independent certified public accountant. Any underpayments or overpayments made to SHIRE shall be reported and dealt with according to the terms of Section
                     4.2 of the SHIRE DAPD License. If LICENSOR's independent certified public accountant's report shows any underpayment of royalties by COMPANY, its Affiliates or sublicensees to LICENSORS, within thirty (30) days after COMPANY's receipt of such report, COMPANY shall remit or shall cause its sublicensees to remit to LICENSORS:

                            (a)    the amount of such underpayment; and

                     (b)    if such underpayment exceeds    ***    of the total
                     royalties owed for the fiscal year then being reviewed, the reasonably necessary fees and expenses of such independent certified public accountant performing the audit. Otherwise, LICENSOR's accountant's fees and expenses shall be borne by LICENSORS. Any overpayment of royalties shall be fully creditable against future royalties payable in any
                     subsequent royalty periods. Upon the expiration of   ***
                     months following the end of any fiscal year, the calculation of royalties payable with respect to such fiscal year shall be binding and conclusive on LICENSORS and COMPANY, unless an audit is initiated before expiration
                     of such  ***   months."

              2.6    AMENDMENT OF SECTION 6.2. Section 6.2 of the Agreement is
                     amended to extend the date for COMPANY to  ***   by an
                     additional    ***  months. Therefore, subsection 6.2(a)(ii)
                     is deleted in its entirety and replaced with the following:

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                     "(ii)            ***; and"

              2.7 AMENDMENT OF ARTICLE 7 OF THE AGREEMENT. Article 7 of the Agreement is amended by adding the following new subsections 7.1(d) and 7.1(e):

                     "(d) With respect to Article 7 of the SHIRE DAPD License, in the event that SHIRE decides to allow a patent or patent application to lapse or become abandoned, or in the event that SHIRE declines to file a SHIRE Patent continuation or divisional application or other SHIRE Patent as provided by such Article 7, then LICENSORS shall have the first right, but not the obligation, to undertake such Patent Prosecution Activities that SHIRE declines to perform. COMPANY shall pay the costs of such reasonable, out-of-pocket Patent Prosecution Activities in connection with SHIRE Patents in the same manner and subject to the same conditions set forth in Section 7.1(b), to the extent that such costs are deductible by COMPANY from royalties payable to SHIRE. If LICENSORS decline to undertake any such Patent Prosecution Activities, then COMPANY shall have the right, but not the obligation, to do so, in which event COMPANY shall have the right to deduct such costs from royalties payable to SHIRE.

                     (e) LICENSORS and COMPANY agree that their respective rights with respect to Patent Prosecution Activities under this Article 7 shall be subject to SHIRE's rights in connection with the patent protection of Licensed BCH-13520 Compound under Article 7 of the SHIRE BCH-13520 License."

              2.8 AMENDMENT OF ARTICLE 8 OF THE AGREEMENT. Article 8 of the Agreement is hereby amended by adding the following new Sections 8.3, 8.4 and 8.5:

                     "8.3 THIRD-PARTY INFRINGEMENT OF SHIRE PATENTS. With respect to Article 8 of the SHIRE DAPD License, in the event that SHIRE declines to take action against a Third Party infringer of a SHIRE Patent, and COMPANY and UNIVERSITY have the right to do so under
                            Section 8.3 of the SHIRE DAPD License, the COMPANY shall have the right, but not the obligation, to take action against such Third Party infringer and retain all damages awards or settlement payments after deducting expenses of such action and making required payments to SHIRE. If COMPANY declines to take such action under such Section 8.3, then LICENSORS shall have the right, but not the obligation, to take such actions and to

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                            retain all damages awards or settlement payments
                            after deducting expenses of such action and making required payments to SHIRE. Neither COMPANY nor LICENSORS shall settle any such action in a manner that would impose on the other party any material obligation or burden without the written consent of such other party.

                     8.4 LICENSORS and COMPANY agree that their respective rights to take actions against third-party infringers under this Article 8 shall be subject to SHIRE's rights to pursue third-party infringements with respect to Licensed BCH-13520 Compound, Licensed BCH-13520 Products and metabolites of Licensed BCH-13520 Compound under Article 8 of the SHIRE BCH-13520 License.

                     8.5 In the event that LICENSORS and COMPANY have the right to take action to abate a third-party infringement pursuant to Section 8.4 of the SHIRE BCH-13520 License, then LICENSORS shall have the first right and option, but not the obligation, to take such action at their own expense. In such event, if a damage award or aggregate settlement payments exceed LICENSORS' expenses of such action, then the share of such excess damage award or settlement payments provided to LICENSORS and COMPANY pursuant to such Section 8.4 shall be paid to LICENSORS. If LICENSORS decline to take such action, then COMPANY shall have the right, but not the obligation, to do so at its own expense. In such event, if a damage award or aggregate settlement payments exceed COMPANY's expenses of such action, then the share of such excess damage award or settlement payments provided to LICENSORS and COMPANY pursuant to such Section 8.4 shall be paid to COMPANY."

              2.9 AMENDMENT OF ARTICLE 11 OF THE AGREEMENT. Article 11 of the Agreement is hereby as follows:

                     2.9.1  Section 11.1 is amended to read:

                            "11.1 TERM. Unless sooner terminated as otherwise provided in this Agreement, the term of this Agreement shall commence on the date of this Agreement and shall continue in full force and effect until the expiration of the last to expire Valid Claim or the last to expire of the SHIRE Patents, whichever is later."

                     2.9.2  The following new Section 11.8 is added to the
                            Agreement:

                            "11.8  TERMINATION OF SHIRE LICENSE.

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                                   (a)    In the event that COMPANY or LICENSORS
                                          receive a notice of election to
                                          terminate the SHIRE DAPD License
                                          pursuant to Section 11.3 thereof, the
                                          party receiving such notice shall
                                          promptly provide a copy of such notice
                                          to the other party. The party whose
                                          conduct resulted in such notice (the
                                          "Alleged Breaching Party") shall work
                                          in good faith to cure any breach
                                          giving rise to such notice or, if it
                                          has a good faith belief that it has
                                          not breached and that such notice is
                                          improper, it shall fully explain the
                                          bases for such belief to the other
                                          party. If the other party elects to
                                          take steps to cure such alleged
                                          breach, the Alleged Breaching Party
                                          shall cooperate in good faith in such
                                          efforts, without prejudice to any
                                          cause of action or remedies in law or
                                          equity that it may have against SHIRE
                                          for wrongful termination. Such other
                                          party's efforts to cure shall be
                                          without prejudice to any cause of
                                          action or remedies in law or equity
                                          that it may have against the Alleged
                                          Breaching Party, including an action
                                          for recovery of its costs, expenses
                                          and damages resulting from its efforts
                                          to cure the breach.

                                   (b)    LICENSORS shall not terminate the
                                          SHIRE DAPD License pursuant to Section
                                          11.5 thereof without COMPANY's prior
                                          written consent."

                     2.9.3  The following new Section 11.9 is added to the
                            Agreement:

                            "11.9 LIABILITY FOR BREACH RESULTING IN TERMINATION OF THE SHIRE DAPD LICENSE. In the event that COMPANY or LICENSORS breach the SHIRE DAPD License and fail to cure such breach in a timely way and such breach results in SHIRE's termination of the SHIRE DAPD License pursuant to Section 11.3 thereof, the breaching party shall be liable to the other party for all actual and consequential damages resulting from such breach and termination. Such other party may pursue all such remedies that it may have in law or equity, including specific performance, to prevent or cure such breach or to recover damages as a result thereof."

       3.     GENERAL TERMS.

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              3.1    UNAMENDED TERMS OF AGREEMENT REMAIN IN EFFECT. Except as
                     expressly amended hereby, the remaining terms of the Agreement shall remain in full force and effect.

              3.2 COOPERATION REGARDING RIGHTS AND OBLIGATIONS UNDER SHIRE DAPD LICENSE AND SHIRE BCH-13520 LICENSE. To the extent not expressly addressed in this Second Amendment, in those situations in which LICENSORS and COMPANY have rights or obligations under a provision of the SHIRE DAPD License or the SHIRE BCH-13520 License, they agree reasonably to inform each other of all facts relevant to the exercise of such rights and obligations and to cooperate reasonably in determining the manner in which to exercise or to share in the benefits or costs of such rights or obligations. Should the parties be unable to agree, after good faith efforts, then they shall resolve such disagreement in accordance with the procedures set forth in Section 16.1 of the Agreement.

              3.3 ENTIRE AGREEMENT. The Agreement, as amended by this Second Amendment, the SHIRE DAPD License and the SHIRE BCH-13520 License constitute the entire agreement between LICENSORS and COMPANY regarding the subject matters contained therein and herein and specifically supersedes the BINDING MATERIAL TERMS AGREEMENT entered by LICENSORS and COMPANY on July 26, 2002.

              3.4 CONFLICTS. In the event of any conflict between the provisions of the Agreement and this Second Amendment, the provisions of this Second Amendment shall govern and control.

              3.5 GOVERNING LAW. This Second Amendment shall be governed by, and construed in accordance with, the laws of the State of Georgia without regard to its conflicts of laws principles.

              3.6 COUNTERPARTS. This Second Amendment may be executed in any number of counterparts, each of which shall be deemed an original and all of which shall constitute one and the same instrument.

              3.7 SURVIVAL OF PROVISIONS. If any provision of this Second Amendment is for any reason held to be ineffective, unenforceable or illegal, such condition shall not affect the validity or enforceability of any of the remaining portions hereof; provided, further, that the parties shall negotiate in good faith to replace any ineffective, unenforceable or illegal provision with an effective replacement as soon as is practical.

[SIGNATURE PAGE FOLLOWS]

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       IN WITNESS WHEREOF, LICENSORS and COMPANY have each executed this Second
Amendment through an authorized officer as of the date first written above.

                                EMORY UNIVERSTIY


                                By:   /s/ Mary L. Severson, Ph.D, JD
                                      -----------------------------------


                                Its:  ASSISTANT VICE PRESIDENT & DIRECTOR
                                      OFFICE OF TECHNOLOGY TRANSFER

                                UNIVERSITY OF GEORGIA RESEARCH
                                FOUNDATION, INC.

                                By:   /s/ Gordham L. Patel, Ph.D
                                      -----------------------------------

                                Its:  Executive Vice President
                                      -----------------------------------

                                TRIANGLE PHARMACEUTICALS, INC.

                                By:   R. Andrew Finkle
                                      -----------------------------------

                                Its:  Executive Vice President
                                      -----------------------------------

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